Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended December 31, 2012

www.preit.com

NYSE: PEI

NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

December 31, 2012

Table of Contents

Introduction

Company Information	1

Press Release Announcements	2

Market Capitalization and Capital Resources	3

Operating Results

Statement of Operations - Proportionate Consolidation Method - Quarters Ended December 31, 2012 and December 31, 2011	4

Statement of Operations - Proportionate Consolidation Method - Years Ended December 31, 2012 and December 31, 2011	5

Statement of Net Operating Income - Quarters and Years Ended December 31, 2012 and December 31, 2011	6

Computation of Earnings Per Share	7

Funds From Operations and Funds Available for Distribution - Quarters Ended December 31, 2012 and December 31, 2011	8

Funds From Operations and Funds Available for Distribution - Years Ended December 31, 2012 and December 31, 2011	9

Operating Statistics

Leasing Activity Summary Including Held for Sale Properties	10

Leasing Activity Summary Excluding Held for Sale Properties	11

Summarized Rent Per Square Foot and Occupancy Percentages	12

Mall Sales and Rent Per Square Foot	13

Mall Occupancy - Owned GLA	14

Strip and Power Center Rent Per Square Foot and Occupancy Percentages	15

Top Twenty Tenants	16

Lease Expirations	17

Property Information	18

Balance Sheet

Balance Sheet - Proportionate Consolidation Method	21

Capital Expenditures	22

Debt Analysis	23

Debt Schedule	24

Selected Debt Ratios	25

Definitions	26

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views, achievements or results, about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; potential operating losses on impairment of certain long-lived assets, such as real estate, or intangible assets, such as goodwill; potential losses on impairment of assets that we might be required to record in connection with any dispositions of assets; recent changes to our corporate management team and any resulting modifications to our business strategies; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic conditions and their effect on employment, consumer confidence and spending and the corresponding effects on tenant business, performance, prospects, solvency and leasing decisions on our cash flows; and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and net effective rental rates, including and in light of the relatively high number of leases that have expired or are expiring by the end of 2013. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2011, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, and September 30, 2012. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. The Company’s currently owns interests in 46 retail properties, 42 of which are operating retail properties, three development properties, and one property classified as held for sale. The 42 operating retail properties have a total of 30.7 million square feet and include 36 enclosed malls and six strip and power centers. The operating properties are located in 12 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Heather Crowell, Vice President of Corporate Communications

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981
	Emmanuel Korchman	(212) 816-1382

Discern	David Wiggington	(646) 862-4177

Evercore Partners	Ben Yang	(415) 229-8070

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Molly McCartin	(212) 622-6615

Sidoti & Company, LLC	Jeffrey Lau	(212) 453-7029

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 21, 2013 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.18 per common share, $0.515625 per share dividend for Series A preferred shares, and $0.327778 per share dividend for Series B preferred shares.

January 17, 2013 - PREIT announced the tax status of its distributions per share paid during 2012.

November 13, 2012 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.16 per common share, $0.515625 per share dividend for Series A preferred shares, and $0.327778 per share dividend for Series B preferred shares.

Acquisitions, dispositions, development and redevelopment activities:

February 22, 2013 - PREIT announced that Main Line Health will open an ambulatory health care facility at Exton Square Mall in Exton, Pennsylvania.

February 12, 2013 - PREIT announced it has completed the sale of Orlando Fashion Square Mall in Orlando, Florida.

January 14, 2013 - PREIT announced it has completed the sale of Paxton Towne Centre, a power center located in Harrisburg, Pennsylvania.

January 10, 2013 - PREIT announced it has completed the sale of Phillipsburg Mall in Phillipsburg, New Jersey.

December 19, 2012 - PREIT announced transformative transactions at Moorestown Mall in Moorestown, New Jersey.

November 19, 2012 - PREIT announced the opening of the Apple Store at Willow Grove Park in Willow Grove, Pennsylvania.

October 5, 2012 - PREIT announced the opening of jcpenney stores at Willow Grove Park in Willow Grove, Pennsylvania, and North Hanover Mall in Hanover, Pennsylvania.

Financing activities:

February 14, 2013 - PREIT announced it has completed the refinancing of Viewmont Mall, Francis Scott Key Mall and Lycoming Mall.

October 11, 2012 - PREIT announced the closing of its Series B preferred share offering.

October 2, 2012 - PREIT announced the pricing of its Series B preferred share offering.

October 1, 2012 - PREIT announced commencement of Series B preferred share offering.

Other activities:

January 15, 2013 - PREIT scheduled its Fourth Quarter earnings call for Tuesday, February 26, 2013.

November 7, 2012 - PREIT scheduled a webcast for its upcoming Investor Conference on November 8, 2012.

November 5, 2012 - PREIT announced it will open its malls at midnight on Black Friday.

November 2, 2012 - PREIT reported it had minimal disturbance to its properties due to Hurricane Sandy.

October 24, 2012 - PREIT reported its Third Quarter 2012 results.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011	2010
TRADING INFORMATION
Common Shares
High Price per share	$17.90	$11.00	$17.90	$17.34	$17.35
Low Price per share	$15.42	$6.50	$10.49	$6.50	$8.35
Closing Share Price (at the end of period)	$17.64	$10.44	$17.64	$10.44	$14.53

Series A Preferred Shares
High Price per share	$26.97	$—	$27.33	$—	$—
Low Price per share	$25.18	$—	$24.95	$—	$—
Closing Share Price (at the end of period)	$26.28	$—	$26.28	$—	$—

Series B Preferred Shares
High Price per share	$25.54	$—	$25.54	$—	$—
Low Price per share	$24.51	$—	$24.51	$—	$—
Closing Share Price (at the end of period)	$25.27	$—	$25.27	$—	$—
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	56,331	55,677	56,331	55,677	55,436
OP Units Outstanding	2,301	2,329	2,301	2,329	2,329

Total Shares and OP Units Outstanding	58,632	58,006	58,632	58,006	57,765

Equity Market Capitalization - Shares and OP Units	$1,034,273	$605,581	$1,034,273	$605,581	$839,327
Series A Preferred Shares, Nominal Value	115,000	—	115,000	—	—
Series B Preferred Shares, Nominal Value	86,250	—	86,250	—	—

Total Equity Market Capitalization	$1,235,523	$605,581	$1,235,523	$605,581	$839,327

DEBT CAPITALIZATION(1)
Secured Debt Balance(2)(3)	$2,101,769	$2,230,645	$2,101,769	$2,230,645	$2,265,572
Unsecured Debt Balance(4)	—	136,900	—	136,900	136,900

Debt Capitalization	2,101,769	2,367,545	2,101,769	2,367,545	2,402,472

TOTAL MARKET CAPITALIZATION	$3,337,292	$2,973,126	$3,337,292	$2,973,126	$3,241,799

Equity Capitalization/Total Market Capitalization	37.0%	20.4%	37.0%	20.4%	25.9%
Debt Capitalization/Total Market Capitalization	63.0%	79.6%	63.0%	79.6%	74.1%
Unsecured Debt Balance/Total Debt	0.0%	5.8%	0.0%	5.8%	5.7%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	$—	$0.15	$—	$0.37	$0.60
Capital Gain Distributions(5)	—	—	—	0.01	—
Non-Dividend Distributions	0.16	—	0.63	0.22	—

Distributions per common share	$0.16	$0.15	$0.63	$0.60	$0.60

Annualized Dividend Yield(6)	3.6%	5.7%	3.6%	5.7%	4.1%
CAPITAL RESOURCES
Cash and Cash Equivalents	$38,873	$36,205	$38,873	$27,481	$47,107
Revolving Facility	250,000	250,000	250,000	250,000	150,000
Amount Outstanding	—	(55,000)	—	(95,000)	—
Letters of Credit	—	—	—	—	(1,534)

Available Revolving Facility(7)	250,000	195,000	250,000	155,000	148,466

TOTAL	$288,873	$231,205	$288,873	$182,481	$195,573

Shelf Registration	$798,750	$1,000,000	$798,750	$1,000,000	$831,812

(1)	Amounts exclude debt discount on our Exchangeable Notes and debt premium on mortgage loans.
(2)

The secured debt balance includes $182,000 in Term Loans outstanding as of December 31, 2012, $240,000 in Term Loans outstanding as of December 31, 2011, and $347,200 in Term Loans outstanding as of December 31, 2010.

(3)	The secured debt balance includes Revolving Facility balances of $95,000 as of December 31, 2011.
(4)	The unsecured debt balance includes Exchangeable Notes of $136,900 as of December 31, 2011 and December 31, 2010.
(5)	Includes $.004 of unrecaptured Section 1250 gain as of December 31, 2011.
(6)	Based on closing share price at the end of the period.
(7)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended December 31, 2012 and December 31, 2011

Proportionate Consolidation Method

(in thousands)

	Quarter Ended December 31, 2012				Quarter Ended December 31, 2011
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships(1)	Discontinued operations	Total
REVENUE:

Base rent	$74,426	$6,779	$5,449	$86,654	$73,068	$6,680	$5,788	$85,536
Expense reimbursements	29,716	2,591	1,373	33,680	30,716	2,730	1,663	35,109
Percentage rent	3,615	143	82	3,840	3,906	86	87	4,079
Lease termination revenue	62	16	—	78	917	24	80	1,021
Other real estate revenue	6,667	381	236	7,284	6,651	455	256	7,362

Real estate revenue	114,486	9,910	7,140	131,536	115,258	9,975	7,874	133,107
Other income	1,280	—	—	1,280	1,004	—	—	1,004

Total revenue	115,766	9,910	7,140	132,816	116,262	9,975	7,874	134,111

EXPENSES:
Operating expenses:
CAM and real estate taxes	(34,318)	(2,038)	(2,745)	(39,101)	(33,824)	(2,057)	(2,591)	(38,472)
Utilities	(4,674)	(282)	(38)	(4,994)	(5,578)	(225)	(56)	(5,859)
Other operating expenses	(5,694)	(693)	(532)	(6,919)	(6,860)	(635)	(566)	(8,061)

Total operating expenses	(44,686)	(3,013)	(3,315)	(51,014)	(46,262)	(2,917)	(3,213)	(52,392)

Depreciation and amortization	(33,894)	(1,859)	(1,934)	(37,687)	(32,345)	(2,209)	(2,280)	(36,834)
Other expenses:
General and administrative expenses	(8,720)	—	—	(8,720)	(10,390)	—	—	(10,390)
Provision for employee separation expense	(3,683)	—	—	(3,683)	—	—	—	—
Project costs and other expenses	(1,159)	—	—	(1,159)	(532)	—	—	(532)

Total other expenses	(13,562)	—	—	(13,562)	(10,922)	—	—	(10,922)

Interest expense, net(2)	(30,587)	(2,809)	(1,171)	(34,567)	(30,885)	(2,828)	(970)	(34,683)

Total expenses	(122,729)	(7,681)	(6,420)	(136,830)	(120,414)	(7,954)	(6,463)	(134,831)

Loss before equity in income of partnerships, gains on sales of real estate and discontinued operations	(6,963)	2,229	720	(4,014)	(4,152)	2,021	1,411	(720)
Equity in income of partnerships	2,229	(2,229)	—	—	2,021	(2,021)	—	—
Gains on sales of non-operating real estate	—	—	—	—	140	—	—	140

Loss from continuing operations	(4,734)	—	720	(4,014)	(1,991)	—	1,411	(580)
Discontinued operations:
Operating results from discontinued operations	720	—	(720)	—	1,411	—	(1,411)	—
Impairment of assets of discontinued operations	(3,805)	—	—	(3,805)	—	—	—	—
Gains on sales of discontinued operations	947	—	—	947	—	—	—	—

(Loss) income from discontinued operations	(2,138)	—	(720)	(2,858)	1,411	—	(1,411)	—

Net loss	(6,872)	—	—	(6,872)	(580)	—	—	(580)
Less: net loss attributed to noncontrolling interest	273	—	—	273	23	—	—	23

Net loss attributable to PREIT	$(6,599)	$—	$—	$(6,599)	$(557)	$—	$—	$(557)
Less: preferred share dividends	(3,768)	—	—	(3,768)	—	—	—	—

Net loss attributable to PREIT common shareholders	$(10,367)	$—	$—	$(10,367)	$(557)	$—	$—	$(557)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $151 and $589 for the quarters ended December 31, 2012 and 2011, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Years Ended December 31, 2012 and December 31, 2011

Proportionate Consolidation Method

(in thousands)

	Year Ended December 31, 2012				Year Ended December 31, 2011
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships(1)	Discontinued operations	Total
REVENUE:

Base rent	$276,524	$26,261	$21,219	$324,004	$271,314	$25,822	$22,031	$319,167
Expense reimbursements	121,108	10,546	5,211	136,865	125,250	10,365	5,844	141,459
Percentage rent	5,714	229	107	6,050	6,368	164	126	6,658
Lease termination revenue	1,760	74	68	1,902	1,091	78	768	1,937
Other real estate revenue	16,542	1,361	734	18,637	16,268	1,405	788	18,461

Real estate revenue	421,648	38,471	27,339	487,458	420,291	37,834	29,557	487,682
Other income	5,534	—	—	5,534	6,712	—	—	6,712

Total revenue	427,182	38,471	27,339	492,992	427,003	37,834	29,557	494,394

EXPENSES:
Operating expenses:
CAM and real estate taxes	(135,049)	(8,132)	(10,598)	(153,779)	(133,850)	(8,316)	(10,577)	(152,743)
Utilities	(22,198)	(816)	(206)	(23,220)	(24,265)	(862)	(264)	(25,391)
Other operating expenses	(20,677)	(2,529)	(1,870)	(25,076)	(22,611)	(2,277)	(2,266)	(27,154)

Total operating expenses	(177,924)	(11,477)	(12,674)	(202,075)	(180,726)	(11,455)	(13,107)	(205,288)

Depreciation and amortization	(129,459)	(7,396)	(7,263)	(144,118)	(129,704)	(8,403)	(10,726)	(148,833)
Other expenses:
General and administrative expenses	(37,538)	—	—	(37,538)	(38,901)	—	—	(38,901)
Provision for employee separation expense	(9,437)	—	—	(9,437)	—	—	—	—
Impairment of assets	—	—	—	—	(24,359)	—	—	(24,359)
Project costs and other expenses	(1,936)	(2)	—	(1,938)	(964)	—	—	(964)

Total other expenses	(48,911)	(2)	—	(48,913)	(64,224)	—	—	(64,224)

Interest expense, net(2)	(122,118)	(11,258)	(4,202)	(137,578)	(127,148)	(11,341)	(5,108)	(143,597)

Total expenses	(478,412)	(30,133)	(24,139)	(532,684)	(501,802)	(31,199)	(28,941)	(561,942)

Loss before equity in income of partnerships and gains on sales of real estate and discontinued operations	(51,230)	8,338	3,200	(39,692)	(74,799)	6,635	616	(67,548)
Equity in income of partnerships	8,338	(8,338)	—	—	6,635	(6,635)	—	—
Gains on sales of real estate	—	—	—	—	740	—	—	740
Gains on sales of non-operating real estate	—	—	—	—	850	—	—	850

Loss from continuing operations	(42,892)	—	3,200	(39,692)	(66,574)	—	616	(65,958)
Discontinued operations
Operating results from discontinued operations	3,200	—	(3,200)	—	616	—	(616)	—
Impairment of assets of discontinued operations	(3,805)	—	—	(3,805)	(27,977)	—	—	(27,977)
Gains on sales of discontinued operations	947	—	—	947	—	—	—	—

Income (loss) from discontinued operations	342	—	(3,200)	(2,858)	(27,361)	—	(616)	(27,977)

Net loss	(42,550)	—	—	(42,550)	(93,935)	—	—	(93,935)
Less: net loss attributed to noncontrolling interests	1,713	—	—	1,713	3,774	—	—	3,774

Net loss attributable to PREIT	$(40,837)	$—	$—	$(40,837)	$(90,161)	$—	$—	$(90,161)
Less: preferred share dividends	(7,984)	—	—	(7,984)	—	—	—	—

Net loss attributable to PREIT common shareholders	$(48,821)	$—	$—	$(48,821)	$(90,161)	$—	$—	$(90,161)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $1,549 and $2,032 for the twelve months ended December 31, 2012 and 2011, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Net Operating Income(1)

(in thousands)

	Quarter Ended December 31, 2012			Quarter Ended December 31, 2011
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total

Real estate revenue:
Base rent	$80,822	$5,832	$86,654	$79,388	$6,148	$85,536
Expense reimbursements	32,277	1,403	33,680	33,437	1,672	35,109
Percentage rent	3,758	82	3,840	3,992	87	4,079
Lease termination revenue	78	—	78	941	80	1,021
Other real estate revenue	6,928	356	7,284	6,985	377	7,362

TOTAL REAL ESTATE REVENUE	123,863	7,673	131,536	124,743	8,364	133,107

Operating expenses:
CAM and real estate taxes	(35,955)	(3,146)	(39,101)	(35,449)	(3,023)	(38,472)
Utilities	(4,957)	(37)	(4,994)	(5,803)	(56)	(5,859)
Other operating expenses	(6,372)	(547)	(6,919)	(7,500)	(561)	(8,061)

TOTAL OPERATING EXPENSES	(47,284)	(3,730)	(51,014)	(48,752)	(3,640)	(52,392)

NET OPERATING INCOME	$76,579	$3,943	$80,522	$75,991	$4,724	$80,715

	Year Ended December 31, 2012			Year Ended December 31, 2011
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total

Real estate revenue:
Base rent	$301,355	$22,649	$324,004	$295,757	$23,410	$319,167
Expense reimbursements	131,589	5,276	136,865	135,576	5,883	141,459
Percentage rent	5,943	107	6,050	6,533	125	6,658
Lease termination revenue	1,834	68	1,902	1,168	769	1,937
Other real estate revenue	17,414	1,223	18,637	17,190	1,271	18,461

TOTAL REAL ESTATE REVENUE	458,135	29,323	487,458	456,224	31,458	487,682

Operating expenses:
CAM and real estate taxes	(141,511)	(12,268)	(153,779)	(140,531)	(12,212)	(152,743)
Utilities	(23,015)	(205)	(23,220)	(25,127)	(264)	(25,391)
Other operating expenses	(23,103)	(1,973)	(25,076)	(24,771)	(2,383)	(27,154)

TOTAL OPERATING EXPENSES	(187,629)	(14,446)	(202,075)	(190,429)	(14,859)	(205,288)

NET OPERATING INCOME	$270,506	$14,877	$285,383	$265,795	$16,599	$282,394

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011

Loss from continuing operations	$(4,734)	$(1,991)	$(42,892)	$(66,574)
Preferred share dividends	(3,768)	—	(7,984)	—
Noncontrolling interest	188	80	1,726	2,674
Dividends on unvested restricted shares	(119)	(143)	(441)	(547)

Loss used to calculate earnings per share - basic and diluted	$(8,433)	$(2,054)	$(49,591)	$(64,447)

(Loss) income from discontinued operations	$(2,138)	$1,411	$342	$(27,361)
Noncontrolling interest in discontinued operations	85	(57)	(13)	1,100

(Loss) income from discontinued operations used to calculate earnings per share - basic and diluted	$(2,053)	$1,354	$329	$(26,261)

Basic and diluted loss per share
Basic loss per share	$(0.15)	$(0.04)	$(0.90)	$(1.18)
(Loss) income from discontinued operations	(0.04)	0.03	0.01	(0.48)

	$(0.19)	$(0.01)	$(0.89)	$(1.66)

Weighted average common shares outstanding	55,988	55,668	55,867	55,621

Weighted average unvested restricted shares	(741)	(951)	(745)	(982)

Weighted average shares outstanding - basic	55,247	54,717	55,122	54,639

Weighted average effect of common share equivalents(1)	—	—	—	—

Total weighted average shares outstanding - diluted	55,247	54,717	55,122	54,639

(1)

The Company had net losses for all periods presented. Therefore, the effect of common share equivalents of 1,149 and 369 for the quarters ended December 31, 2012 and 2011, respectively, and 1,131 and 502 for the twelve months ended December 31, 2012 and 2011, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Quarter Ended December 31, 2012					Quarter Ended December 31, 2011
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$114,486	$9,910	$7,140	$131,536		$115,258	$9,975	$7,874	$133,107
Operating expenses	(44,686)	(3,013)	(3,315)	(51,014)		(46,262)	(2,917)	(3,213)	(52,392)

NET OPERATING INCOME	69,800	6,897	3,825	80,522		68,996	7,058	4,661	80,715
General and administrative expenses	(8,720)	—	—	(8,720)		(10,390)	—	—	(10,390)
Provision for employee separation expense	(3,683)	—	—	(3,683)		—	—	—	—
Other income	1,280	—	—	1,280		1,004	—	—	1,004
Project costs and other expenses	(1,159)	—	—	(1,159)		(532)	—	—	(532)
Interest expense, net	(30,587)	(2,809)	(1,171)	(34,567)		(30,885)	(2,828)	(970)	(34,683)
Gains on sales of non-operating real estate	—	—	—	—		140	—	—	140
Depreciation on non real estate assets	(220)	—	—	(220)		(228)	—	—	(228)
Preferred share dividends	(3,768)	—	—	(3,768)		—	—	—	—

FFO	22,943	4,088	2,654	29,685		28,105	4,230	3,691	36,026
Depreciation on real estate assets	(33,674)	(1,859)	(1,934)	(37,467)		(32,117)	(2,209)	(2,280)	(36,606)
Equity in income of partnerships	2,229	(2,229)	—	—		2,021	(2,021)	—	—
Operating results from discontinued operations	720	—	(720)	—		1,411	—	(1,411)	—
Impairment of assets of discontinued operations	(3,805)	—	—	(3,805)		—	—	—	—
Gains on sales of discontinued operations	947	—	—	947		—	—	—	—
Preferred share dividends	3,768	—	—	3,768		—	—	—	—

Net loss	$(6,872)	$—	$—	$(6,872)		$(580)	$—	$—	$(580)

FFO	$22,943	$4,088	$2,654	$29,685		$28,105	$4,230	$3,691	$36,026
Provision for employee separation expenses	3,683	—	—	3,683		—	—	—	—
Loss on hedge ineffectiveness	1,162	—	—	1,162		—	—	—	—
Accelerated amortization of deferred financing costs	690	—	—	690		—	—	—	—

FFO AS ADJUSTED	$28,478	$4,088	$2,654	$35,220		$28,105	$4,230	$3,691	$36,026

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$28,478	$4,088	$2,654	$35,220		$28,105	$4,230	$3,691	$36,026
Adjustments:
Straight line rent	(988)	4	46	(938)		(267)	49	32	(186)
Recurring capital expenditures	(6,364)	(4)	—	(6,368)		(5,325)	(174)	(490)	(5,989)
Tenant allowances	(11,490)	(686)	(201)	(12,377)		(3,050)	(139)	(316)	(3,505)
Capitalized leasing costs	(1,199)	—	—	(1,199)		(1,245)	—	—	(1,245)
Amortization of mortgage loan premium	—	—	—	—		(419)	—	—	(419)
Amortization of above- and below-market lease intangibles	(106)	(30)	2	(134)		26	(41)	30	15
Amortization of exchangeable notes debt discount	—	—	—	—		500	—	—	500

FAD	$8,331	$3,372	$2,501	$14,204		$18,325	$3,925	$2,947	$25,197

Weighted average number of shares outstanding				55,247					54,717
Weighted average effect of full conversion of OP Units				2,301					2,329
Effect of common share equivalents				1,149					369

Total weighted average shares outstanding, including OP Units				58,697					57,415

FFO PER DILUTED SHARE AND OP UNIT				$0.51					$0.63

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.60					$0.63

FAD PER DILUTED SHARE AND OP UNIT				$0.24					$0.44

DIVIDEND PER COMMON SHARE				$0.16					$0.15

PAYOUT RATIOS
Payout ratio of FFO				38.6	%(1)				68.9	%(2)
Payout ratio of FFO as adjusted				34.5	%(1)				33.4	%(2)
Payout ratio of FAD				66.1	%(1)				57.5	%(2)

(1)	Twelve months ended December 31, 2012.
(2)	Twelve months ended December 31, 2011.

	Year Ended December 31, 2012					Year Ended December 31, 2011
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$421,648	$38,471	$27,339	$487,458		$420,291	$37,834	$29,557	$487,682
Operating expenses	(177,924)	(11,477)	(12,674)	(202,075)		(180,726)	(11,455)	(13,107)	(205,288)

NET OPERATING INCOME	243,724	26,994	14,665	285,383		239,565	26,379	16,450	282,394
General and administrative expenses	(37,538)	—	—	(37,538)		(38,901)	—	—	(38,901)
Provision for employee separation expense	(9,437)	—	—	(9,437)		—	—	—	—
Other income	5,534	—	—	5,534		6,712	—	—	6,712
Project costs and other expenses	(1,936)	(2)	—	(1,938)		(964)	—	—	(964)
Interest expense, net	(122,118)	(11,258)	(4,202)	(137,578)		(127,148)	(11,341)	(5,108)	(143,597)
Gains on sales of non operating real estate	—	—	—	—		850	—	—	850
Depreciation on non real estate assets	(825)	—	—	(825)		(909)	—	—	(909)
Preferred share dividends	(7,984)	—		(7,984)		—	—	—	—

FFO	69,420	15,734	10,463	95,617		79,205	15,038	11,342	105,585
Gains on sales of real estate	—	—	—	—		740	—	—	740
Depreciation on real estate assets	(128,634)	(7,396)	(7,263)	(143,293)		(128,795)	(8,403)	(10,726)	(147,924)
Impairment of assets	—	—	—	—		(24,359)	—	—	(24,359)
Equity in income of partnerships	8,338	(8,338)	—	—		6,635	(6,635)	—	—
Operating results from discontinued operations	3,200	—	(3,200)	—		616	—	(616)	—
Impairment of assets of discontinued operations	(3,805)	—	—	(3,805)		(27,977)	—	—	(27,977)
Gains on sales of discontinued operations	947	—	—	947		—	—	—	—
Preferred share dividends	7,984	—	—	7,984		—	—	—	—

Net loss	$(42,550)	$—	$—	$(42,550)		$(93,935)	$—	$—	$(93,935)

FFO	$69,420	$15,734	$10,463	$95,617		$79,205	$15,038	$11,342	$105,585
Provision for employee separation expenses	9,437	—	—	9,437		—	—	—	—
Loss on hedge ineffectiveness	1,162	—	—	1,162		—	—	—	—
Accelerated amortization of deferred financing costs	690	—	—	690		—	—	—	—

FFO AS ADJUSTED	$80,709	$15,734	$10,463	$106,906		$79,205	$15,038	$11,342	$105,585

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$80,709	$15,734	$10,463	$106,906		$79,205	$15,038	$11,342	$105,585
Adjustments:
Straight line rent	(2,383)	63	149	(2,171)		(1,018)	232	688	(98)
Recurring capital expenditures	(13,923)	(298)	(123)	(14,344)		(14,914)	(422)	(1,585)	(16,921)
Tenant allowances	(27,528)	(1,084)	(756)	(29,368)		(11,142)	(513)	(2,651)	(14,306)
Capitalized leasing costs	(5,336)	—	—	(5,336)		(4,999)	—	—	(4,999)
Amortization of mortgage loan premium	(282)	—	—	(282)		(1,287)	—	—	(1,287)
Amortization of above- and below-market lease intangibles	(304)	(124)	8	(420)		97	(176)	120	41
Amortization of exchangeable notes debt discount	849	—	—	849		1,960	—	—	1,960

FAD	$31,802	$14,291	$9,741	$55,834		$47,902	$14,159	$7,914	$69,975

Weighted average number of shares outstanding				55,122					54,639
Weighted average effect of full conversion of OP Units				2,310					2,329
Effect of common share equivalents				1,131					502

Total weighted average shares outstanding, including OP Units				58,563					57,470

FFO PER DILUTED SHARE AND OP UNIT				$1.63					$1.84

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$1.83					$1.84

FAD PER DILUTED SHARE AND OP UNIT				$0.95					$1.22

DIVIDEND PER COMMON SHARE				$0.63					$0.60

PAYOUT RATIOS
Payout ratio of FFO				38.6	%(1)				32.7	%(2)
Payout ratio of FFO as adjusted				34.5	%(1)				32.7	%(2)
Payout ratio of FAD				66.1	%(1)				49.3	%(2)

(1)	Twelve months ended December 31, 2012.
(2)	Twelve months ended December 31, 2011

Pennsylvania Real Estate Investment Trust

2012 Leasing Activity Summary Including Properties Held for Sale

			Avg Base Rent psf		Change in Base Rent psf		Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements
	Number	GLA	Previous	New(1)	Dollar	%	Previous	New(1)	Dollar	%	psf(2)

New Leases - Previously Leased Space:

1st Quarter	32	119,188	$20.58	$21.54	$0.96	4.7%	$27.57	$27.21	$(0.36)	(1.3)%	$3.02
2nd Quarter	33	103,243	31.36	29.49	(1.87)	(6.0)%	42.93	39.44	(3.49)	(8.1)%	2.92
3rd Quarter	65	65,377	51.59	57.06	5.47	10.6%	61.74	65.07	3.33	5.4%	2.32
4th Quarter	46	100,998	30.34	32.10	1.76	5.8%	39.25	40.49	1.24	3.2%	0.38

Total/Average	176	388,806	$31.19	$32.37	$1.17	3.8%	$40.43	$40.27	$(0.16)	(0.4)%	$2.19

New Leases - Previously Vacant Space: (3)

1st Quarter	35	124,425	N/A	$28.60	$28.60	N/A	N/A	37.64	$37.64	N/A	$3.82
2nd Quarter	35	168,069	N/A	17.98	17.98	N/A	N/A	20.36	20.36	N/A	3.79
3rd Quarter	31	129,921	N/A	18.33	18.33	N/A	N/A	21.34	21.34	N/A	1.49
4th Quarter	23	77,598	N/A	23.89	23.89	N/A	N/A	32.42	32.42	N/A	2.08

Total/Average	124	500,013	N/A	$21.63	$21.63	N/A	N/A	$26.79	$26.79	N/A	$2.93

Renewal: (4)

1st Quarter	139	481,428	$22.28	$22.92	$0.64	2.9%	$29.94	$29.94	$—	0.0%	$—
2nd Quarter	172	538,905	26.48	27.71	1.23	4.6%	33.88	34.38	0.50	1.5%	0.01
3rd Quarter	146	463,763	23.97	24.92	0.95	4.0%	29.63	30.95	1.32	4.5%	0.02
4th Quarter	87	276,888	22.93	23.49	0.56	2.4%	29.40	29.82	0.42	1.4%	—

Total/Average	544	1,760,984	$24.11	$25.00	$0.89	3.7%	$30.98	$31.55	$0.57	1.8%	$0.01

Anchor New:

1st Quarter	3	285,136	N/A	$13.87	$13.87	N/A	N/A	$13.95	$13.95	N/A	$3.40
2nd Quarter	0	—	N/A	—	—	N/A	N/A	—	—	N/A	—
3rd Quarter	0	—	N/A	—	—	N/A	N/A	—	—	N/A	—
4th Quarter	0	—	N/A	—	—	N/A	N/A	—	—	N/A	—

Total/Average	3	285,136	N/A	$13.87	$13.87	N/A	N/A	$13.95	$13.95	N/A	$3.40

Anchor Renewal:

1st Quarter	1	100,115	$3.13	$3.13	$—	0.0%	$3.13	$3.13	$—	0.0%	$—
2nd Quarter	1	212,000	0.35	0.35	—	0.0%	0.35	0.35	—	0.0%	—
3rd Quarter	4	353,671	2.94	2.94	—	0.0%	3.46	3.46	—	0.0%	—
4th Quarter	3	236,223	3.58	2.97	(0.61)	(17.0)%	4.35	3.73	(0.62)	(14.3)%	—

Total/Average	9	902,009	$2.52	$2.36	$(0.16)	(6.3)%	$2.93	$2.76	$(0.16)	(5.6)%	$—

(1)	New rent is the initial amount payable upon rent commencement.
(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(3)	This category includes newly constructed and recommissioned space.
(4)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

2012 Leasing Activity Summary Excluding Properties Held for Sale

			Avg Base Rent psf		Change in Base Rent psf		Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf(2)
	Number	GLA	Previous	New(1)	Dollar	%	Previous	New(1)	Dollar	%

New Leases - Previously Leased Space:

1st Quarter	32	119,188	$20.58	$21.54	$0.96	4.7%	$27.57	$27.21	$(0.36)	(1.3)%	$3.02
2nd Quarter	33	103,243	31.36	29.49	(1.87)	(6.0)%	42.93	39.44	(3.49)	(8.1)%	2.92
3rd Quarter	62	57,953	52.70	60.31	7.61	14.4%	63.32	68.95	5.63	8.9%	2.02
4th Quarter	44	99,773	30.22	31.79	1.57	5.2%	39.01	40.28	1.27	3.3%	0.38

Total/Average	171	380,157	$30.93	$32.30	$1.37	4.4%	$40.19	$40.32	$0.13	0.3%	$2.15

New Leases - Previously Vacant Space: (3)

1st Quarter	32	117,400	N/A	$29.62	$29.62	N/A	N/A	39.21	$39.21	N/A	$4.05
2nd Quarter	33	165,304	N/A	17.77	17.77	N/A	N/A	20.10	20.10	N/A	3.85
3rd Quarter	31	129,921	N/A	18.33	18.33	N/A	N/A	21.34	21.34	N/A	1.49
4th Quarter	23	77,598	N/A	23.89	23.89	N/A	N/A	32.42	32.42	N/A	2.08

Total/Average	119	490,223	N/A	$21.73	$21.73	N/A	N/A	$26.96	$26.96	N/A	$2.99

Renewal: (4)

1st Quarter	132	461,954	$22.26	$23.00	$0.74	3.3%	$30.21	$30.29	$0.08	0.3%	$—
2nd Quarter	158	472,995	27.33	28.77	1.44	5.3%	35.19	35.82	0.63	1.8%	0.02
3rd Quarter	137	424,324	24.24	25.27	1.03	4.2%	30.25	31.69	1.44	4.8%	0.02
4th Quarter	81	247,482	23.81	25.11	1.30	5.5%	30.84	31.60	0.76	2.5%	—

Total/Average	508	1,606,755	$24.51	$25.62	$1.11	4.5%	$31.78	$32.49	$0.71	2.2%	$0.01

Anchor New:

1st Quarter	3	285,136	N/A	$13.87	$13.87	N/A	N/A	$13.95	$13.95	N/A	$3.40
2nd Quarter	0	—	N/A	—	—	N/A	N/A	—	—	N/A	—
3rd Quarter	0	—	N/A	—	—	N/A	N/A	—	—	N/A	—
4th Quarter	0	—	N/A	—	—	N/A	N/A	—	—	N/A	—

Total/Average	3	285,136	N/A	$13.87	$13.87	N/A	N/A	$13.95	$13.95	N/A	$3.40

Anchor Renewal:

1st Quarter	1	100,115	$3.13	$3.13	$—	0.0%	$3.13	$3.13	$—	0.0%	$—
2nd Quarter	1	212,000	0.35	0.35	—	0.0%	0.35	0.35	—	0.0%	—
3rd Quarter	4	353,671	2.94	2.94	—	0.0%	3.46	3.46	—	0.0%	—
4th Quarter	2	167,240	3.86	3.63	(0.23)	(6.0)%	4.94	4.71	(0.23)	(4.7)%	—

Total/Average	8	833,026	$2.49	$2.44	$(0.05)	(1.9)%	$2.93	$2.88	$(0.05)	(1.6)%	$—

(1)	New rent is the initial amount payable upon rent commencement.
(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(3)	This category includes newly constructed and recommissioned space.
(4)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy(1) Percentages

	December 31, 2012					December 31, 2011					Change
	% Rolling 12 Mo. NOI	Avg Base Rent(2)	Avg Gross Rent(3)	Occupancy		% Rolling 12 Mo. NOI	Avg Base Rent(2)	Avg Gross Rent(3)	Occupancy		Avg Base Rent(2)	Avg Gross Rent(3)	Occupancy
				Total	Non- Anchor				Total	Non- Anchor			Total	Non- Anchor
Premier Malls	30.9%	$43.41	$63.51	97.5%	96.3%	29.8%	$42.32	$60.90	96.7%	95.4%	2.6%	4.3%	0.8%	0.9%
Core Growth Malls	44.6%	$30.99	$41.43	93.9%	91.5%	44.8%	$31.22	$41.35	92.8%	91.1%	-0.7%	0.2%	1.1%	0.4%
Opportunistic Malls	13.4%	$21.58	$25.95	94.1%	89.0%	13.4%	$22.42	$26.66	91.5%	85.2%	-3.7%	-2.7%	2.6%	3.8%
Non Core Malls	1.5%	$19.84	$23.40	86.7%	81.0%	1.5%	$22.29	$25.25	91.5%	81.0%	-11.0%	-7.3%	-4.8%	0.0%

Total Malls	90.3%	$31.90	$42.73	94.3%	91.7%	89.6%	$31.98	$42.29	93.1%	90.3%	-0.3%	1.1%	1.2%	1.4%
Strip and Power Centers	4.3%	$15.95	$18.13	94.0%	91.9%	4.4%	$16.27	$18.40	92.1%	92.9%	-2.0%	-1.5%	1.9%	-1.0%

Total Retail Properties	94.6%	$28.99	$38.61	94.3%	91.7%	94.0%	$29.13	$38.38	93.0%	90.6%	-0.5%	0.6%	1.3%	1.1%
Held for Sale Properties(4)	5.1%	$19.67	$23.28	92.3%	84.1%	5.8%	$20.08	$22.90	93.1%	85.8%	-2.1%	1.7%	-0.8%	-1.7%
Other Properties	0.3%	N/A	N/A	N/A	N/A	0.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Portfolio	100.0%	$28.25	$37.39	94.1%	91.1%	100.0%	$28.39	$37.11	93.0%	90.2%	-0.5%	0.7%	1.1%	0.9%

(1)	Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement.
(2)

Average base rent for malls includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for strip and power centers includes all non-anchor space owned by the Company regardless of size and leased to tenants who pay fixed rent.

(3)

Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent plus additional charges or pay a percentage of sales in lieu of fixed rent. Average gross rent for strip and power centers includes all non-anchor space owned by the Company regardless of size and leased to tenants who pay fixed rent plus additional charges or pay a percentage of sales in lieu of fixed rent.

(4)	Includes Christiana Center, Orlando Fashion Square, Paxton Towne Centre, and Phillipsburg Mall.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

	December 31, 2012				December 31, 2011				Change
	Avg Base Rent(1)	Avg Comp Sales(2)	Non Anchor Occup. %(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Non Anchor Occup. %(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Non Anchor Occup. %(2)	Occup. Cost Ratio(2)
Premier Malls
Cherry Hill Mall	$49.89	$632	94.1%	13.0%	$48.02	$599	93.7%	12.7%	3.9%	5.5%	0.4%	0.3%
Lehigh Valley Mall	44.37	568	97.0%	11.6%	45.44	526	95.4%	11.7%	-2.4%	8.0%	1.6%	-0.1%
Woodland Mall	39.92	530	98.3%	11.6%	40.07	526	95.3%	12.3%	-0.4%	0.8%	3.0%	-0.7%
Jacksonville Mall	37.89	494	99.6%	11.2%	32.90	489	100.0%	10.4%	15.2%	1.0%	-0.4%	0.8%
Dartmouth Mall	31.40	425	95.6%	10.8%	30.83	411	96.5%	11.0%	1.9%	3.4%	-0.9%	-0.2%
Willow Grove Park	44.39	409	95.2%	15.6%	42.49	400	94.4%	16.4%	4.5%	2.3%	0.8%	-0.8%

Premier Malls Subtotal	$43.41	$530	96.3%	12.4%	$42.32	$507	95.4%	12.6%	2.6%	4.5%	0.9%	-0.2%

Core Growth Malls
Patrick Henry Mall	$38.23	$389	95.8%	14.4%	$39.44	$382	97.9%	14.5%	-3.1%	1.8%	-2.1%	-0.1%
Springfield Mall	33.94	387	94.7%	14.4%	33.92	368	95.8%	14.3%	0.1%	5.2%	-1.1%	0.1%
The Mall at Prince Georges	37.39	383	95.7%	14.3%	37.35	388	93.7%	14.6%	0.1%	-1.3%	2.0%	-0.3%
Wyoming Valley Mall	30.50	383	93.2%	11.9%	30.42	372	91.6%	12.1%	0.2%	3.0%	1.6%	-0.2%
Valley View Mall	29.28	382	95.8%	11.4%	29.27	372	96.0%	12.1%	0.0%	2.7%	-0.2%	-0.7%
Valley Mall	26.38	372	91.5%	11.1%	25.17	364	96.1%	10.8%	4.8%	2.2%	-4.6%	0.3%
Capital City Mall	34.15	371	94.6%	11.8%	33.63	353	96.9%	11.9%	1.5%	5.1%	-2.3%	-0.1%
Viewmont Mall	29.80	370	97.5%	12.9%	29.21	377	97.9%	12.7%	2.0%	-1.9%	-0.4%	0.2%
Crossroads Mall	23.16	360	91.7%	9.5%	21.46	354	91.2%	9.1%	7.9%	1.7%	0.5%	0.4%
Moorestown Mall	33.34	357	80.6%	14.6%	35.67	363	86.2%	14.9%	-6.5%	-1.7%	-5.6%	-0.3%
Francis Scott Key Mall	27.83	344	95.3%	11.6%	27.66	335	96.6%	11.5%	0.6%	2.7%	-1.3%	0.1%
The Gallery at Market East	36.26	342	82.7%	14.8%	38.07	374	79.8%	14.0%	-4.8%	-8.6%	2.9%	0.8%
Magnolia Mall	27.04	338	98.4%	11.9%	27.41	324	97.9%	12.9%	-1.4%	4.3%	0.5%	-1.0%
Exton Square Mall	33.71	329	88.1%	13.6%	35.07	332	84.8%	13.4%	-3.9%	-0.9%	3.3%	0.2%
Gadsden Mall	20.87	325	87.2%	10.2%	21.04	292	90.5%	10.2%	-0.8%	11.3%	-3.3%	0.0%
Plymouth Meeting Mall	27.81	321	84.9%	10.3%	29.33	323	78.6%	10.4%	-5.2%	-0.6%	6.3%	-0.1%
Logan Valley Mall	25.54	321	94.7%	11.3%	25.68	314	94.1%	11.4%	-0.6%	2.2%	0.6%	-0.1%
Cumberland Mall	28.63	320	90.5%	13.1%	28.13	313	89.4%	13.1%	1.7%	2.2%	1.1%	0.0%

Core Growth Malls Subtotal	$30.99	$356	91.5%	12.6%	$31.22	$352	91.1%	12.6%	-0.7%	1.1%	0.4%	0.0%

Opportunistic Malls
Palmer Park Mall	$26.01	$293	84.8%	11.8%	$24.08	$293	89.2%	12.0%	8.0%	0.0%	-4.4%	-0.2%
Wiregrass Commons Mall	24.08	292	87.4%	10.4%	24.94	281	87.7%	10.9%	-3.4%	3.9%	-0.3%	-0.5%
Uniontown Mall	20.03	278	89.7%	10.5%	22.53	287	77.4%	10.7%	-11.1%	-3.1%	12.3%	-0.2%
New River Valley Mall	22.76	273	97.8%	10.7%	23.43	287	97.3%	10.0%	-2.8%	-4.9%	0.5%	0.7%
Lycoming Mall	20.93	270	96.3%	10.4%	20.95	265	95.3%	10.2%	-0.1%	1.9%	1.0%	0.2%
Washington Crown Center	18.53	252	88.7%	10.8%	19.51	253	84.8%	10.8%	-5.0%	-0.4%	3.9%	0.0%
Nittany Mall	20.04	251	92.1%	10.7%	20.95	273	91.2%	10.9%	-4.4%	-8.1%	0.9%	-0.2%
South Mall	21.81	247	90.7%	12.7%	21.94	246	81.7%	12.6%	-0.6%	0.4%	9.0%	0.1%
Beaver Valley Mall	20.73	247	91.5%	12.5%	21.73	240	83.9%	13.3%	-4.6%	2.9%	7.6%	-0.8%
Voorhees Town Center	26.01	217	67.9%	11.2%	27.42	211	66.7%	12.4%	-5.1%	2.8%	1.2%	-1.2%

Opportunistic Malls Subtotal	$21.58	$265	89.0%	11.0%	$22.42	$266	85.2%	11.2%	-3.7%	-0.4%	3.8%	-0.2%

Non Core Malls
North Hanover Mall	$21.73	$250	89.3%	11.8%	$23.56	$261	91.2%	12.5%	-7.8%	-4.2%	-1.9%	-0.7%
Chambersburg Mall	18.04	215	75.2%	9.0%	21.01	230	73.9%	9.3%	-14.1%	-6.5%	1.3%	-0.3%

Non Core Malls Subtotal	$19.84	$230	81.0%	10.3%	$22.29	$244	81.0%	10.8%	-11.0%	-5.7%	0.0%	-0.5%

Held for Sale Malls
Orlando Fashion Square	$26.59	$233	80.7%	13.9%	$29.91	$250	81.5%	14.6%	-11.1%	-6.8%	-0.8%	-0.7%
Phillipsburg Mall	22.76	229	66.5%	12.4%	22.44	238	75.1%	11.7%	1.4%	-3.8%	-8.6%	0.7%

Held for Sale Malls Subtotal	$25.21	$232	75.5%	13.4%	$26.70	$245	79.2%	13.4%	-5.6%	-5.3%	-3.7%	0.0%

Malls weighted average	$31.65	$372	90.8%	12.3%	$31.77	$365	89.7%	12.4%	-0.4%	1.9%	1.1%	-0.1%
Continuing Operations Malls	$31.90	$378	91.7%	12.3%	$31.98	$370	90.3%	12.4%	-0.3%	2.2%	1.4%	-0.1%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy(1) - Owned GLA

	December 31, 2012		December 31, 2011		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Premier Malls
Cherry Hill Mall	95.1%	94.1%	94.7%	93.7%	0.4%	0.4%
Dartmouth Mall	97.3%	95.6%	97.9%	96.5%	-0.6%	-0.9%
Jacksonville Mall	99.8%	99.6%	100.0%	100.0%	-0.2%	-0.4%
Lehigh Valley Mall	98.2%	97.0%	96.6%	95.4%	1.6%	1.6%
Willow Grove Park(2)	97.7%	95.2%	96.6%	94.4%	1.1%	0.8%
Woodland Mall	98.3%	98.3%	95.3%	95.3%	3.0%	3.0%

Premier Malls Subtotal	97.5%	96.3%	96.7%	95.4%	0.8%	0.9%

Core Growth Malls
Capital City Mall	96.9%	94.6%	98.2%	96.9%	-1.3%	-2.3%
Crossroads Mall	96.1%	91.7%	95.9%	91.2%	0.2%	0.5%
Cumberland Mall	94.3%	90.5%	93.6%	89.4%	0.7%	1.1%
Exton Square Mall	94.6%	88.1%	93.1%	84.8%	1.5%	3.3%
Francis Scott Key Mall	97.1%	95.3%	97.9%	96.6%	-0.8%	-1.3%
Gadsden Mall	94.9%	87.2%	96.2%	90.5%	-1.3%	-3.3%
The Gallery at Market East(3)	72.6%	82.7%	62.2%	79.8%	10.4%	2.9%
Logan Valley Mall	97.8%	94.7%	97.5%	94.1%	0.3%	0.6%
Magnolia Mall	99.3%	98.4%	99.1%	97.9%	0.2%	0.5%
Moorestown Mall	92.2%	80.6%	93.8%	86.2%	-1.6%	-5.6%
Patrick Henry Mall	97.8%	95.8%	98.9%	97.9%	-1.1%	-2.1%
Plymouth Meeting Mall	90.1%	84.9%	85.9%	78.6%	4.2%	6.3%
The Mall at Prince Georges	98.0%	95.7%	97.0%	93.7%	1.0%	2.0%
Springfield Mall	94.7%	94.7%	95.8%	95.8%	-1.1%	-1.1%
Valley Mall	95.1%	91.5%	97.7%	96.1%	-2.6%	-4.6%
Valley View Mall	96.9%	95.8%	97.1%	96.0%	-0.2%	-0.2%
Viewmont Mall	99.0%	97.5%	99.2%	97.9%	-0.2%	-0.4%
Wyoming Valley Mall	97.6%	93.2%	97.1%	91.6%	0.5%	1.6%

Core Growth Malls Subtotal	93.9%	91.5%	92.8%	91.1%	1.1%	0.4%

Opportunistic Malls
Beaver Valley Mall	96.1%	91.5%	92.5%	83.9%	3.6%	7.6%
Lycoming Mall	98.0%	96.3%	97.5%	95.3%	0.5%	1.0%
New River Valley Mall	98.8%	97.8%	98.4%	97.3%	0.4%	0.5%
Nittany Mall	96.1%	92.1%	95.6%	91.2%	0.5%	0.9%
Palmer Park Mall	95.2%	84.8%	96.6%	89.2%	-1.4%	-4.4%
South Mall	93.9%	90.7%	88.0%	81.7%	5.9%	9.0%
Uniontown Mall	95.5%	89.7%	86.7%	77.4%	8.8%	12.3%
Voorhees Town Center	68.3%	67.9%	67.2%	66.7%	1.1%	1.2%
Washington Crown Center	93.9%	88.7%	91.7%	84.8%	2.2%	3.9%
Wiregrass Commons Mall	91.4%	87.4%	91.5%	87.7%	-0.1%	-0.3%

Opportunistic Malls Subtotal	94.1%	89.0%	91.5%	85.2%	2.6%	3.8%

Non Core Malls
Chambersburg Mall	88.4%	75.2%	87.8%	73.9%	0.6%	1.3%
North Hanover Mall(4)	85.0%	89.3%	96.3%	91.2%	-11.3%	-1.9%

Non Core Malls Subtotal	86.7%	81.0%	91.5%	81.0%	-4.8%	0.0%

Held for Sale Malls
Orlando Fashion Square	90.9%	80.7%	91.3%	81.5%	-0.4%	-0.8%
Phillipsburg Mall	85.5%	66.5%	89.2%	75.1%	-3.7%	-8.6%

Held for Sale Malls Subtotal	88.9%	75.5%	90.5%	79.2%	-1.6%	-3.7%

Continuing Operations Malls	94.3%	91.7%	93.1%	90.3%	1.2%	1.4%
Malls weighted average	93.9%	90.8%	92.9%	89.7%	1.0%	1.1%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)

In December 2011, we decommissioned 206,834 sf related to the former Strawbridge’s store that was under redevelopment. This vacant store represented 26.6% of the owned mall GLA as of December 31, 2011. In September 2012, we placed into service 113,692 sf related to the new jcpenney store, 41,152 sf related to the new Nordstrom Rack store, and 24,695 sf related to inline space.

(3)

The total occupancy percentage for The Gallery at Market East includes a portion of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 233,616 sf, or 21.4% of the owned mall GLA as of December 31, 2012, and 328,390 sf, or 30.3% of the owned mall GLA as of December 31, 2011.

(4)

The total occupancy percentage for North Hanover Mall includes the former jcpenney store that is currently vacant, pending redevelopment. This vacant department store represents 52,055 sf, or 11.5% of the owned mall GLA as of December 31, 2012.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy(1) Percentages

	December 31, 2012			December 31, 2011			Change
	Avg	Occupancy		Avg	Occupancy		Avg	Occupancy
	Base Rent(2)	Total	Non-Anchor	Base Rent(2)	Total	Non-Anchor	Base Rent(2)	Total	Non-Anchor

Continuing Operations

The Commons at Magnolia	$16.19	85.7%	82.0%	$15.69	80.4%	75.6%	3.2%	5.3%	6.4%

Metroplex Shopping Center	20.03	100.0%	100.0%	20.03	100.0%	100.0%	0.0%	0.0%	0.0%

The Court at Oxford Valley	14.97	88.6%	86.9%	15.09	91.7%	90.5%	-0.8%	-3.1%	-3.6%

Red Rose Commons	13.14	100.0%	100.0%	13.14	100.0%	100.0%	0.0%	0.0%	0.0%

Springfield Park	23.88	90.0%	71.7%	21.71	98.2%	94.9%	10.0%	-8.2%	-23.2%

Whitehall Mall	12.36	93.1%	85.7%	13.50	83.1%	81.8%	-8.4%	10.0%	3.9%

Continuing Operations Subtotal	$15.95	94.0%	91.9%	$16.27	92.1%	92.9%	-2.0%	1.9%	-1.0%

Held for Sale Properties

Christiana Center	20.82	100.0%	100.0%	20.16	96.0%	89.1%	3.3%	4.0%	10.9%

Paxton Towne Centre	14.62	98.6%	98.0%	14.49	100.0%	100.0%	0.9%	-1.4%	-2.0%

Held for Sale Properties Subtotal	$16.36	99.2%	98.5%	$15.93	98.4%	97.0%	2.7%	0.8%	1.5%

Strip and Power Center Weighted Average	$16.05	95.4%	93.3%	$16.19	93.8%	93.8%	-0.9%	1.6%	-0.5%

Continuing Operations Properties	$15.95	94.0%	91.9%	$16.27	92.1%	92.9%	-2.0%	1.9%	-1.0%

Held for Sale Properties	$16.36	99.2%	98.5%	$15.93	98.4%	97.0%	2.7%	0.8%	1.5%

(1)	Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement.
(2)	Base rent reported is for non-anchor tenants only.

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Gross Rent)

(dollars in thousands)

Tenant(1)	Total Number of Locations(2)	Percent of PREIT’s Total Retail Gross Rent(3)
Gap, Inc.	43	3.0%

Limited Brands, Inc.	69	2.8%

American Eagle Outfitters, Inc.	40	2.7%

Foot Locker, Inc.	64	2.6%

J.C. Penney Company, Inc.	29	2.6%

Sears Holding Corporation	27	1.9%

Signet Jewelers Limited	38	1.5%

Zale Corporation	67	1.5%

Luxottica Group S.p.A.	46	1.4%

Commonwealth of Pennsylvania	2	1.4%

Ascena Retail Group, Inc.	45	1.3%

Abercrombie & Fitch Co.	19	1.3%

Genesco, Inc.	58	1.3%

Aeropostale, Inc.	39	1.3%

The Children’s Place Retail Stores, Inc.	25	1.1%

Macy’s, Inc.	26	1.1%

Shoe Show, Inc.	29	1.1%

Hallmark Cards, Inc.	35	1.1%

Boscov’s Department Store	9	1.0%

Regis Corporation	68	1.0%

Total Top 20 Tenants	778	33.0%

Total Leases	2,920	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Excludes tenants from properties classified as held for sale.
(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of December 31, 2012

(dollars in thousands except psf amounts)

Non-Anchors(1)(2)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA(3)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year(4)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2012 and Prior	162	326,662	2.8%	$13,407	$12,505	3.7%	$41.04
2013	441	1,477,400	12.8%	43,924	40,406	11.8%	29.73
2014	477	1,542,451	13.4%	44,801	42,217	12.4%	29.05
2015	326	1,408,526	12.2%	43,986	40,142	11.8%	31.23
2016	325	1,362,738	11.9%	50,003	44,735	13.1%	36.69
2017	297	1,067,470	9.3%	40,809	35,525	10.4%	38.23
2018	190	1,035,927	9.0%	33,924	31,070	9.1%	32.75
2019	146	682,465	5.9%	24,472	22,939	6.7%	35.86
2020	127	820,652	7.1%	23,596	22,218	6.5%	28.75
2021	124	538,237	4.7%	19,033	17,038	5.0%	35.36
2022	118	626,607	5.5%	19,127	17,115	5.0%	30.52
Thereafter	85	619,369	5.4%	16,294	15,389	4.5%	26.31

Total/Average	2,818	11,508,504	100.0%	$373,376	$341,299	100.0%	$32.44

Anchors(1)(2)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring(5)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year(4)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2013	5	401,072	3.8%	$1,799	$1,799	3.8%	4.49
2014	13	1,217,378	11.5%	4,875	4,315	9.1%	4.00
2015	16	1,515,649	14.3%	6,796	6,796	14.4%	4.48
2016	19	1,843,381	17.5%	7,053	7,053	14.9%	3.83
2017	11	1,398,035	13.2%	5,162	4,421	9.3%	3.69
2018	11	1,130,813	10.7%	4,922	4,922	10.4%	4.35
2019	8	905,529	8.6%	3,070	3,070	6.5%	3.39
2020	3	301,030	2.9%	801	801	1.7%	2.66
2021	3	339,655	3.2%	2,778	1,389	2.9%	8.18
2022	4	521,173	4.9%	2,735	2,735	5.8%	5.25
Thereafter	9	993,653	9.4%	10,034	10,034	21.2%	10.10

Total/Average	102	10,567,368	100.0%	$50,025	$47,335	100.0%	$4.73

(1)	Only includes owned space.
(2)	Does not include leases related to properties classified as held for sale.
(3)	Does not include tenants occupying space under agreements with initial terms of less than one year. The GLA of these tenants is 416,501 sf.
(4)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(5)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2012

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration

MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s jcpenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/16
Capital City Mall Camp Hill, PA	100%	2003	1974/2005	jcpenney Macy’s Sears	11/30/15 (1) 7/28/14
Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory jcpenney Sears	1/28/16 1/31/19 3/31/17 2/9/15
Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel jcpenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 2/28/25

Crossroads Mall(2) Beckley, WV	100%	2003	1981	Belk Dick’s Sporting Goods jcpenney Sears	11/5/14 1/31/22 12/31/16 3/31/16
Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot jcpenney	1/31/16 (1) (1) 4/30/19 1/31/19 11/30/13
Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	jcpenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall(2) Exton, PA	100%	2003	1973/2000	Boscov’s jcpenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble jcpenney Macy’s Sears Value City Furniture	4/30/17 9/30/16 (1) 7/31/18 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk jcpenney Sears	7/31/14 1/31/29 3/5/14
The Gallery at Market East(2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania Philadelphia Media Network	2/28/32 6/30/29 11/30/24

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk jcpenney Sears	5/31/18 8/21/16 8/31/15 8/4/16

Lehigh Valley Mall(3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s jcpenney Macy’s	10/31/17 10/5/26 (1) 7/28/17

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	jcpenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration

MALLS (continued)
Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Burlington Coat Factory Dick’s Sporting Goods jcpenney Macy’s Sears	1/31/17 7/27/16 1/31/19 1/31/17 10/31/15 (1) 7/31/18

Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods jcpenney Sears	9/30/17 1/31/16 1/31/18 1/31/18 3/31/17 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods jcpenney Regal Cinemas Sears	4/19/20 1/31/17 3/31/18 4/30/22 8/2/13

Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton jcpenney Macy’s Sears	1/31/18 7/31/15 (1) 8/28/15

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods jcpenney Sears	1/31/28 1/31/16 11/30/14

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Dick’s Sporting Goods Dillard’s jcpenney Macy’s	1/31/22 9/22/13 10/31/15 (1)
Plymouth Meeting Mall(2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	jcpenney Macy’s Marshalls Ross Dress for Less Target	7/31/16 10/31/18 9/30/16 1/31/18 1/31/19

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/30/16 10/31/16

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)

Uniontown Mall(2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory jcpenney Sears Teletech Customer Care	1/30/16 1/31/19 10/31/15 2/25/18 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton jcpenney Macy’s Sears	1/31/14 10/31/14 (1) (1)

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2012 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS (continued)
Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s jcpenney Macy’s Sears	1/31/17 (1) 7/31/15 (1) (1)
Viewmont Mall Scranton, PA	100%	2003	1968/2006	jcpenney Macy’s Sears	10/31/15 (1) 12/31/15
Voorhees Town Center Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group Voorhees Town Hall	(1) (1) 8/31/28 (1)
Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14
Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory jcpenney Macy’s Nordstrom Rack Sears	(1) 1/31/28 9/30/32 1/31/22 5/31/22 (1)
Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory Dillard’s jcpenney	(1) 1/31/20 (1) (1)
Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble jcpenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)
Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton jcpenney Macy’s Sears	1/31/17 4/30/17 1/31/17 8/1/16
POWER CENTERS
Metroplex Shopping Center(3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)
The Court at Oxford Valley(3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/21 (1) 4/30/21 (1)
Red Rose Commons(3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)
Whitehall Mall(3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/21
STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)
Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)
HELD FOR SALE PROPERTIES
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13
Orlando Fashion Square(2) Orlando, FL	100%	2004	1973/2003	Dillard’s jcpenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/30/21 (1) 11/30/20
Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton jcpenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method(1)

(in thousands, except per share amounts)

	December 31, 2012			December 31, 2011
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,395,681	$216,939	$3,612,620	$3,470,167	$211,790	$3,681,957
Construction in progress	68,619	811	69,430	91,538	864	92,402
Land held for development	13,240	—	13,240	15,292	—	15,292

Total investments in real estate	3,477,540	217,750	3,695,290	3,576,997	212,654	3,789,651
Accumulated depreciation	(907,928)	(80,112)	(988,040)	(844,010)	(73,594)	(917,604)

Net investments in real estate	2,569,612	137,638	2,707,250	2,732,987	139,060	2,872,047

Investments in partnerships, at equity	14,855	(14,855)	—	16,009	(16,009)	—
Other assets:
Cash and cash equivalents	33,990	4,883	38,873	21,798	5,683	27,481
Rent and other receivables(2)	38,473	1,824	40,297	39,832	2,065	41,897
Intangible assets, net	8,673	108	8,781	9,921	178	10,099
Assets held for sale	114,622	—	114,622	—	—	—
Deferred costs and other assets, net	97,399	15,585	112,984	89,707	15,704	105,411

Total other assets	308,012	7,545	315,557	177,267	7,621	184,888

Total assets	$2,877,624	$145,183	$3,022,807	$2,910,254	$146,681	$3,056,935

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $282 as of December 31, 2011)	$1,718,052	$201,717	$1,919,769	$1,691,381	$204,546	$1,895,927
Exchangeable Notes (net of discount of $849 as of December 31, 2011)	—	—	—	136,051	—	136,051
Term Loans	182,000	—	182,000	240,000	—	240,000
Revolving Facility	—	—	—	95,000	—	95,000
Tenants’ deposits and deferred rent	14,862	4,027	18,889	13,278	3,492	16,770
Liabilities related to assets held for sale	102,417	—	102,417	—	—	—
Distributions in excess of partnership investments	64,874	(64,874)	—	64,938	(64,938)	—
Fair value of derivative instruments	9,742	—	9,742	21,112	—	21,112
Other liabilities	72,448	4,313	76,761	60,456	3,581	64,037

Total liabilities	2,164,395	145,183	2,309,578	2,322,216	146,681	2,468,897

Equity:
Total equity	713,229	—	713,229	588,038	—	588,038

Total liabilities and equity	$2,877,624	$145,183	$3,022,807	$2,910,254	$146,681	$3,056,935

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.5 million ($25.2 million consolidated, $2.3 million unconsolidated) as of December 31, 2012 and $27.9 million ($25.5 million consolidated, $2.4 million unconsolidated) as of December 31, 2011.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended December 31, 2012				Year Ended December 31, 2012
	Consolidated	Unconsolidated	Discontinued Operations	Total	Consolidated	Unconsolidated	Discontinued Operations	Total
Redevelopment projects with incremental GLA and/or anchor replacement(1)	$4,061	$(329)	$38	$3,770	$35,330	$158	$18	$35,506
New development projects	3,317	1	—	3,318	4,519	14	—	4,533
Tenant allowances	11,490	686	201	12,377	27,528	1,084	756	29,368
Recurring capital expenditures:
CAM expenditures	5,159	4	—	5,163	10,799	287	59	11,145
Non-CAM expenditures	1,205	—	—	1,205	3,124	11	64	3,199

Total recurring capital expenditures	6,364	4	—	6,368	13,923	298	123	14,344

Total	$25,232	$362	$239	$25,833	$81,300	$1,554	$897	$83,751

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of December 31, 2012

(in thousands)

Outstanding Debt
	Fixed Rate(1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable(2)	$1,817,806	82.6%	$—	0.0%	$1,817,806	82.6%
Unconsolidated mortgage loans payable	201,717	9.1%	—	0.0%	201,717	9.1%
2010 Credit Facility(3)	182,000	8.3%	—	0.0%	182,000	8.3%

TOTAL OUTSTANDING DEBT	$2,201,523	100.0%	$—	0.0%	$2,201,523	100.0%

AVERAGE STATED INTEREST RATE	5.40%		N/A		5.40%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes mortgage loan balances from properties classified as held for sale.
(3)

As of December 31, 2012, for presentation purposes, we have designated interest rate swap agreements to effectively fix $182.0 million of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 2.98%, excluding the spread on the related debt.

Average Debt Balance
			2010 Credit Facility
		Mortgage Debt(1)	Revolving Facility	Term Loans	TOTAL
Beginning Balance	9/30/2012	$2,024,915	$15,000	$240,000	$2,279,915
Mortgage loan amortization		(5,392)	—	—	(5,392)
Credit Facility, net		—	(15,000)	(58,000)	(73,000)

Ending Balance	12/31/2012	$2,019,523	$—	$182,000	$2,201,523

Weighted Average Balance		$2,023,123	$4,022	$188,935	$2,216,079

(1)	Includes principal amortization of mortgage loans from properties classified as held for sale.

Debt Maturities(1)
			2010 Credit Facility
Year	Scheduled Amortization(2)	Mortgage Balance at Maturity(2)	Revolving Facility	Term Loans	Total Debt
2013	$20,188	$447,723	$—	$—	$467,911
2014	20,261	99,203	—	182,000	301,464
2015	23,494	306,020	—	—	329,514
2016	13,758	243,745	—	—	257,503
2017	12,914	153,283	—	—	166,197
2018	13,382	4,145	—	—	17,527
Thereafter	44,340	617,067	—	—	661,407

	$148,337	$1,871,186	$—	$182,000	$2,201,523

(1)

The weighted average period to mortgage maturity is 4.99 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

(2)	Includes mortgage loan balances from properties classified as held for sale.

Weighted Average Mortgage Interest Rates(1)
Year	Balance	Interest Rate
2013	$448,996	5.28%
2014	100,978	7.28%
2015	327,462	5.69%
2016	259,671	5.38%
2017	153,728	5.51%
Thereafter	728,688	4.92%

Total	$2,019,523	5.35%

(1)	Includes mortgage loan balances from properties classified as held for sale.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of December 31, 2012

(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Mortgage Loans
Dartmouth Mall	$58,258	4.95%	$4,484	$57,594	June 2013	June 2013
Moorestown Mall	53,473	4.95%	4,115	52,864	June 2013	June 2013
Paxton Towne Centre(2)(3)(4)	50,000	4.10%	2,052	50,000	July 2013	July 2013
Jacksonville Mall(2)	56,265	5.83%	3,277	56,265	Sept 2013	Sept 2015
Logan Valley Mall(2)	63,000	5.79%	3,649	63,000	Sept 2013	Sept 2015
Wyoming Valley Mall(2)	65,000	5.85%	3,803	65,000	Sept 2013	Sept 2015
Francis Scott Key Mall(2)(5)	55,000	5.25%	2,885	55,000	Dec 2013	Dec 2013
Viewmont Mall(2)(6)	48,000	5.25%	2,518	48,000	Dec 2013	Dec 2013
Exton Square Mall	67,446	7.50%	5,873	66,733	Jan 2014	Jan 2014
Lycoming Mall(7)	33,532	6.84%	3,001	32,470	Jul 2014	Jul 2014
Springfield East(2)	2,180	5.39%	92	2,061	Mar 2015	Mar 2020
Springfield Park(2)	2,560	5.39%	108	2,419	Mar 2015	Mar 2020
Magnolia Mall	58,335	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	89,423	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall(2)	32,455	4.77%	2,118	30,740	Nov 2015	Nov 2015
Willow Grove Park	142,509	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	83,990	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	148,810	5.58%	10,760	140,484	Apr 2016	Apr 2016
801 Market Street(2)	26,871	3.90%	1,047	24,265	Jul 2016	Jul 2018
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Pavilion East Associates(2)	3,728	5.71%	253	3,283	Aug 2017	Aug 2017
Whitehall Mall	5,504	7.00%	574	4,145	Nov 2018	Nov 2018
New River Valley Mall(2)	28,050	4.95%	1,389	28,050	Jan 2019	Jan 2019
Valley View Mall	31,047	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	67,784	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,662	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley	29,850	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	65,114	5.30%	4,379	54,715	Mar 2022	Mar 2022
Christiana Center(4)	49,754	4.64%	3,090	40,710	Aug 2022	Aug 2022
Cumberland Mall	51,629	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	300,000	3.90%	11,700	252,568	Sept 2022	Sept 2022
Metroplex Shopping Center	42,994	5.00%	2,681	33,978	Oct 2023	Oct 2023
Beaver Valley Mall(8)	42,300	9.36%	3,972	45,049	Apr 2032	Apr 2032

Total Mortgage Loans	2,019,523	5.35%	127,683	1,871,186

CONSOLIDATED MORTGAGE LOANS	$1,817,806	5.34%	$114,240	$1,697,880
UNCONSOLIDATED MORTGAGE LOANS	201,717	5.43%	13,444	173,306
2010 CREDIT FACILITY - FIXED RATE(9)(10)(11)	182,000	5.98%	10,875	182,000	Mar 2014	Mar 2015

Total	$2,201,523	5.40%	$138,558	$2,053,186

AMORTIZATION OF DEFERRED FINANCING FEES	—	0.38%	—	—

EFFECTIVE INTEREST RATE	$2,201,523	5.78%	$138,558	$2,053,186

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.
(3)	The Company made a $4.0 million paydown on this mortgage loan in May 2012.
(4)	The mortgage loan for this property is classified in liabilities related to assets held for sale on the balance sheet.
(5)	In February 2013, the amount of this mortgage loan was increased by $7.6 million and the due date was extended to March 2018.
(6)	In February 2013, the due date of this mortgage loan was extended to March 2018.
(7)	In February 2013, the amount of this mortgage loan was increased by $2.1 million and the due date was extended to March 2018.
(8)	This mortgage loan has passed its Anticipated Repayment Date. The final maturity date is April 2032.
(9)	Secured by first mortgage liens on 17 properties. See page 29 for property detail.
(10)

The 2010 Credit Facility consists of the 2010 Term Loan, with a balance of $182,000 and the Revolving Facility, with a balance of $0 as of December 31, 2012. The total available to borrow against the Revolving Facility is $250,000.

(11)

As of December 31, 2012, for presentation purposes, we have designated interest rate swap agreements to effectively fix $182,000 of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 2.98%, excluding the spread on the related debt.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios(1)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Consolidated Liabilities to Gross Asset Value	62.44%	64.09%	63.21%	66.18%	66.87%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 65%

EBITDA to Interest Expense	2.03	1.99	1.99	1.94	1.91
EBITDA may not be less than 1.65 to 1.00

Adjusted EBITDA to Fixed Charges	1.62	1.61	1.63	1.62	1.60
Adjusted EBITDA may not be less than 1.40 to 1.00

Corporate Debt Yield	11.93%	11.40%	11.64%	11.06%	11.00%
The ratio of EBITDA to total indebtedness may not be less than 9.75%

Facility Debt Yield	34.41%	29.15%	16.35%	22.38%	15.97%
The ratio of NOI for Collateral Properties to Aggregate Outstanding Principal Amount(2)

Collateral Properties(3)

Chambersburg Mall	North Hanover Mall	South Mall
Gadsden Mall	Orlando Fashion Square	Uniontown Mall
The Gallery at Market East I	Palmer Park Mall	Voorhees Town Center
The Gallery at Market East II	Phillipsburg Mall	Washington Crown Center
The Commons at Magnolia	Plymouth Meeting Mall	Westgate Anchor Pad
Nittany Mall	The Plaza at Magnolia

(1)

The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010, as amended on June 29, 2011 (the “2010 Credit Facility”), contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Facility with which the Company must comply, all of which are described in the Company’s Current Reports on Form 8-K dated March 11, 2010 and June 29, 2011.

(2)	The Maximum Loan Availability is based on a Facility Debt Yield equal to or greater than 9.75%.
(3)

In January and February 2013, the Company repaid $84.5 million of then-outstanding borrowings under the 2010 Term Loan. In connection with this repayment, the liens on Nittany Mall, Orlando Fashion Square and Phillipsburg Mall were released.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.

FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and twelvemonths ended December 31, 2012 and 2011 to show the effect of the provision for executive separation expense, loss on hedge ineffectiveness and accelerated amortization of deferred financing costs, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.

Funds Available for Distribution (FAD)

FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.